EXECUTION COPY
LETTER AMENDMENT

Dated as of December 1, 2006
To the banks, financial institutions
and other institutional lenders
(collectively, the “Lenders”) parties
to the Credit Agreement referred to
below and to Citibank, N.A., as agent
(the “Agent”) for the Lenders
Ladies and Gentlemen:
     We refer to the Five Year Credit Agreement dated as of May 25, 2005 (the “Credit Agreement”) among the undersigned and you. Capitalized terms not otherwise defined in this Letter Amendment have the same meanings as specified in the Credit Agreement.
     It is hereby agreed by you and us as follows:
     The definition of “Consolidated Net Worth” in Section 1.01 of the Credit Agreement is, effective as of the date of this Letter Amendment, hereby amended in full to read as follows:
     “Consolidated Net Worth” shall mean as of the date of any determination thereof the consolidated shareholders equity of the Company and its consolidated Subsidiaries determined in accordance with GAAP. A “company-obligated minority interest in subsidiary” associated with a monthly or quarterly income preferred security (MIPS/QUIPS), or similar security, term income deferrable equity securities or similar securities, or securities mandatorily convertible into common stock, will be included in Consolidated Net Worth for purposes of this definition. Any non-cash effects resulting from the application of Financial Accounting Standards Board Statement No. 158 will be excluded from Consolidated Net Worth for purposes of this definition.
     This Letter Amendment shall become effective as of the date first above written when, and only when, the Agent shall have received counterparts of this Letter Amendment executed by the undersigned and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Letter Amendment. This Letter Amendment is subject to the provisions of Section 8.01 of the Credit Agreement.
     On and after the effectiveness of this Letter Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Letter Amendment.

     The Credit Agreement and the Notes, as specifically amended by this Letter Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Letter Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.
     If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning at least two counterparts of this Letter Amendment to Susan L. Hobart, Shearman & Sterling LLP, 599 Lexington Avenue, New York, New York 10022.
     This Letter Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Amendment.
     This Letter Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours, GOODRICH CORPORATION
By:
Title: Vice President and Treasurer

By:
	Title:	Assistant Treasurer

GOODRICH FSC, INC.
By:
Title: Vice President

Agreed as of the date first above written: CITIBANK, N.A., as Agent and as Lender
By:
Title:

2

BANK OF AMERICA, N.A.
By:
Title:

MERRILL LYNCH BANK USA
By:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION
By:
Title:

JPMORGAN CHASE BANK, N.A.
By:
Title:

BANK OF MONTREAL
By:
Title:

THE BANK OF NEW YORK
By:
Title:

CALYON NEW YORK BRANCH
By:
Title:

NATIONAL CITY BANK
By:
Title:

CREDIT SUISSE, CAYMAN ISLANDS BRANCH
By:
Title:

By:
Title:

3

DEUTSCHE BANK AG NEW YORK BRANCH
By:
Title:

By:
Title:

MELLON BANK, N.A.
By:
Title:

ROYAL BANK OF SCOTLAND PLC
By:
Title:

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